[LOGO OF FIFTH
 THIRD FUNDS]   FIFTH THIRD FUNDS

                FIFTH THIRD STRUCTURED              Class A Shares       (KNVIX)
                LARGE CAP PLUS FUND                 Class B Shares       (FBLVX)
                SUMMARY PROSPECTUS                  Class C Shares       (FCLVX)
                                                    Institutional Shares (KNVEX)
                Dated November 26, 2010

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BEFORE YOU INVEST, YOU MAY WANT TO REVIEW THE FUND'S PROSPECTUS, WHICH CONTAINS
INFORMATION ABOUT THE FUND AND ITS RISKS. THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, BOTH DATED NOVEMBER 26, 2010, ARE INCORPORATED BY REFERENCE INTO THIS SUMMARY PROSPECTUS. FOR FREE PAPER OR ELECTRONIC COPIES OF THE FUND'S PROSPECTUS AND OTHER INFORMATION ABOUT THE FUND, GO ONLINE AT http://www.fifththirdfunds.com OR CALL 800.282.5706 OR ASK ANY FINANCIAL ADVISOR, BANK, OR BROKER-DEALER WHO OFFERS SHARES OF THE FUND.

INVESTMENT OBJECTIVE
Long-term capital appreciation with current income as a secondary objective.

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fifth Third Funds, sign a Letter of Intent, or exercise the Right of Accumulation. More information about these and other discounts is available from your broker or other financial professional, and is explained in Shareholder Information-Distribution Arrangements/Sales Charges for the Funds on page 109 of the Fund's Prospectus and, in the Fund's Statement of Additional Information, in Purchasing Shares of the Funds on page 64.

SHAREHOLDER FEES                                                                                                    INSTITUTIONAL
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                          CLASS A    CLASS B    CLASS C           SHARES
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
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)       5.00%(1)       None       None             None
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Maximum Deferred Sales Charge (Load) (as a % of offering price)                       None   5.00%(2)   1.00%(3)             None
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Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a % of offering price)                                                         None       None       None             None
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
ANNUAL OPERATING EXPENSES                                                                                           INSTITUTIONAL
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)  CLASS A    CLASS B    CLASS C           SHARES
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
Management Fees                                                                      0.70%      0.70%      0.70%            0.70%
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Distribution/Service (12b-1) Fees                                                    0.25%      1.00%      0.75%             None
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Other Expenses
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   Dividend Expenses on Short Sales and Interest Expense                             0.61%      0.62%      0.56%            0.60%
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   Extraordinary Legal Expense                                                       0.31%      0.29%      0.39%            0.32%
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   Remainder of other Expenses                                                       0.42%      0.43%      0.66%            0.42%
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   Total other expenses                                                              1.34%      1.34%      1.61%            1.34%
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Acquired Fund Fees and Expenses                                                      0.01%      0.01%      0.01%            0.01%
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Total Annual Fund Operating Expenses                                                 2.30%      3.05%      3.07%            2.05%
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Fee Waiver and/or Expense Reimbursement(4)                                           0.28%      0.29%      0.27%            0.28%
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Total Annual Fund Operating Expenses after Expense Reimbursement                     2.02%      2.76%      2.80%            1.77%
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

1. For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 18 months of purchase. See "Front-End Sales Charges - Class A Shares" on page 127 of the Fund's Prospectus.
2. 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.
3. The CDSC for Class C shares of 1% applies to shares redeemed within the first year of purchase.
4. Fifth Third Asset Management, Inc., the Fund's Adviser and Administrator, has contractually agreed to waive fees and expenses through November 26, 2011. The expense limitation (which excludes expenses for dividends on securities sold short and extraordinary legal expenses which are included in Other Expenses) for Class A, Class B, Class C and Institutional shares is 1.09%, 1.84%, 1.84% and 0.84%, respectively. Because dividend expenses on short sales and extraordinary legal expenses are excluded from the expense limitation, Net Expenses exceeded the applicable expense limitation by the amounts of dividend expenses on short sales and extraordinary legal expenses. Net expenses for Class A, Class B, Class C and Institutional shares are 2.02%, 2.76%, 2.80% and 1.77%, respectively. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Adviser and Administrator are subject to reimbursement by the Fund for the 12 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The expense example assumes that the Adviser's agreement to waive fees and/or reimburse expenses expires on November 26, 2011.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 YEAR      3 YEARS       5 YEARS      10 YEARS
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
CLASS A SHARES                   $694        $1,156        $1,643       $2,979
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CLASS B SHARES
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     Assuming Redemption         $779        $1,215        $1,775       $3,167
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     Assuming No Redemption      $279        $915          $1,575       $3,167
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CLASS C SHARES
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     Assuming Redemption         $383        $922          $1,586       $3,362
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     Assuming No Redemption      $283        $922          $1,586       $3,362
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INSTITUTIONAL SHARES             $180        $615          $1,076       $2,354
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

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 180% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are defined as U.S. companies included in the S&P 500(R) Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company's stock multiplied by the number of shares that are outstanding. As of November 5, 2010, the average market capitalization of companies included in the S&P 500(R) Index was approximately $22.2 billion and the median market capitalization was approximately $10 billion.

In managing the Fund, the Adviser adheres to a disciplined, quantitative process for stock selection and portfolio construction. The Adviser first uses a proprietary multi-factor model to rank stocks, both across the Fund's remaining investment universe and on a sector-specific basis and then screens out those companies facing financial distress. The Adviser ranks each stock on the basis of, among other things, valuation factors, earnings quality, financial discipline, and investor sentiment. The Adviser believes such factors denote long-term success.

The Fund may sell securities short, as described below. "Plus" in the Fund's name refers to the additional return the Fund endeavors to add both relative to the S&P 500(R) Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund's Adviser expects to underperform and enables the Fund to establish additional long positions while keeping the Fund's net exposure to the market at a level similar to a traditional "long-only" strategy.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). The Fund's long positions and their equivalents will generally range between 100% and 150% of the value of the Fund's net assets. The Fund's short positions will generally range between 0% and 50% of the value of the Fund's net assets. While the long and short positions held by the Fund will generally vary in size as market opportunities change, the Fund will generally target long positions of 130%, and short positions of 30%, of the value of the Fund's net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

One way the Fund may take a short position is by selling a security short. When the Fund sells a security short, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of the short sale to purchase additional securities or for any other Fund purpose. When the Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.

Another way the Fund may take either a long or short position in equity securities is through the use of derivatives on these securities. In particular, the Fund may use equity swaps to establish long and short equity positions without owning or taking physical custody of the securities involved. An equity swap is a two-party contract that generally obligates one party to

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

pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities or security index during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the reference asset or other economic factors.

The Adviser may sell a stock if its model score deteriorates significantly, it becomes financially distressed, or the model has not yet reflected market developments (such as accounting irregularities, large deterioration in sentiment, etc.). A position may also be sold for risk management purposes (i.e., to reduce stock/industry/sector risk, lock in acquisition related price gap, etc.). In addition, the Adviser may sell a stock for portfolio rebalances (approximately monthly) and intra-rebalance trades (ad hoc). Stocks that are sold are generally replaced with stocks that are attractive based on proprietary rankings and that contribute favorably to the risk exposures of the entire portfolio. Risk exposure is actively managed through portfolio construction.
The Adviser typically seeks to monitor and control the Fund's industry sector weightings and the Fund's exposure to individual equity securities, allowing these to differ only moderately from the industry sector weightings and position weightings of the S&P 500(R) Index. By doing so, the Adviser seeks to limit the Fund's volatility to that of the overall market, as represented by the S&P 500(R) Index.

When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below is a description of the principal risks of investing in the Fund.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the Fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of other assets to the Fund.
DERIVATIVES RISK. Derivatives may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.
EQUITY SECURITIES RISK. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market conditions. To the extent the Fund invests in equity securities, it is exposed to the risks of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.
GROWTH SECURITIES RISK. Growth stocks are those that have a history of above average growth or that are expected to enter periods of above average growth. Growth stocks are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.
INVESTMENT DISCRETION RISK. There is no guarantee that the Adviser's principal investment strategies and techniques, as well as particular investment decisions, will achieve the Fund's investment objective, which could have an adverse impact on the Fund's performance.
LARGER COMPANY RISK. Stocks of larger, more established companies tend to operate in mature markets, which often are very competitive with less robust growth prospects. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences.
MARKET AND REGULATORY RISK. Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies or investments.
SHORT SELLING RISK. The Fund's investment strategy involves more risk than those of other funds that do not engage in short selling. The Fund's use of short sales in combination with long positions in the Fund's portfolio may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund. The Fund will have substantial short positions and must borrow securities to make delivery to the buyer of those securities. The Fund may not always be able to borrow

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

a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at a disadvantageous price. The Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. In addition, taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund's leveraging strategy will be successful. TURNOVER RISK. Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income for federal income tax purposes and lower performance due to increased brokerage costs.
VALUE SECURITIES RISK. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Investments in value-oriented securities may expose the Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

PERFORMANCE
The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices. The returns assume that Fund distributions have been reinvested. The returns for Class B, Class C and Institutional shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their Fund shares at the end of the period indicated. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. The after tax returns included in the table are only for Class A shares. After tax returns for Class B, Class C and Institutional shares will vary. The bar chart does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. You can obtain updated performance information on our website, http://fifththirdfunds.com/performance, or by calling 800-282-5706.

CLASS A TOTAL RETURN PER CALENDAR YEAR (%)

        [CHART OF CLASS A TOTAL RETURN PER CALENDAR YEAR]

CALENDAR                                            TOTAL RETURN
  YEAR                                               PERCENTAGES
--------                                            ------------
2000                                                   -11.47
2001                                                   -13.07
2002                                                   -23.94
2003                                                    25.86
2004                                                    10.33
2005                                                     5.41
2006                                                    16.38
2007                                                     1.96
2008                                                   -44.82
2009                                                    12.10

                           [END CHART]

BEST QUARTER:                             Q3 2009        15.24%
WORST QUARTER:                            Q4 2008       -30.55%
YEAR TO DATE RETURN (1/1/10 TO 9/30/10):                  1.54%

AVERAGE ANNUAL TOTAL RETURNS                                               INCEPTION         PAST         PAST 5       PAST
(FOR PERIODS ENDED DECEMBER 31, 2009)                                      DATE              YEAR         YEARS        10 YEARS
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (with 5.00% sales charge)                                   12/1/92
-------------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                       6.48%        -5.98%       -5.02%
-------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions                                                       6.00%        -6.36%       -5.56%
-------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares                               4.17%        -5.12%       -4.21%
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES (with applicable Contingent Deferred Sales Charge)          11/2/92
-------------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                       6.29%        -6.08%       -5.25%
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (with applicable Contingent Deferred Sales Charge)          11/2/92
-------------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                       11.14%       -5.74%       -5.26%
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INSTITUTIONAL SHARES                                                       11/2/92
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   Return Before Taxes                                                                       12.10%       -4.79%       -4.31%
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S&P 500(R) INDEX (reflects no deduction for fees, expenses or taxes)                         26.46%        0.42%       -0.95%
-------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) INDEX (reflects no deduction for fees, expenses or taxes)                    28.43%        0.79%       -0.49%
-------------------------------------------------------------------------------------------------------------------------------

After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

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

MANAGEMENT
INVESTMENT ADVISER
Fifth Third Asset Management, Inc. ("FTAM")

PORTFOLIO MANAGER
Mark Koenig, CFA, FTAM Managing Director of Structured Products, Portfolio Manager of the Fund since February 2005

The Fifth Third Structured Large Cap Plus Fund is managed by a team of investment professionals. Mark Koenig, CFA, is the Fund's portfolio manager and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Koenig is assisted in managing the Fund by Michael P. Wayton, CFA, and Samrat Bhattacharya, Ph.D. Messrs. Koenig and Wayton have served the Fund since February 2005, and Dr. Bhattacharya has served the Fund since November 2007.

PURCHASES AND SALES OF FUND SHARES
The minimum initial investment in Class A shares, Class C shares or Institutional Shares of the Fund is $1,000. The minimum initial investment through an individual retirement account is $500. Subsequent investments must be in amounts of at least $50. Class B shares are closed to all investments.

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent. The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021. For account holders at other financial institutions, contact your investment representative at your financial institution.

TAX INFORMATION
Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

FTF-SP-SLCP1110

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